UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 15, 2023

VirnetX Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-33852	77-0390628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

308 Dorla Court, Suite 206
Zephyr Cove, Nevada 89448
(Address of principal executive offices, including zip code)

(775) 548-1785
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	VHC	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

(a)

The 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) of VirnetX Holding Corporation (the “Company”) was held on June 15, 2023. Present at the Annual Meeting in person or by proxy were holders of 43,262,347 shares of the Company’s common stock, representing 60.57% of the voting power of the shares of the Company’s common stock as of April 24, 2023, the record date for the 2023 Annual Meeting, and constituting a quorum for the transaction of business. The matters that were voted upon at the 2023 Annual Meeting, and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, where applicable, are set forth below.

(b)

At the 2023 Annual Meeting, the Company’s stockholders (i) elected the Company’s nominees for two Class I directors, (ii) ratified the appointment of Farber Hass Hurley LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2023, (iii) approved, on an advisory basis, the compensation of the Company’s named executive officers, (iv) approved, on an advisory basis, a voting frequency of every one year on the compensation of the Company’s named executive officers, and (v) approved the Amended and Restated 2013 Equity Incentive Plan.

Proposal 1: Election of two Class I directors to serve until the 2026 Annual Meeting of Stockholders:

	Votes For	Votes Withheld	Broker Non-Votes
Kendall Larsen	17,289,951	4,270,209	21,702,187

	Votes For	Votes Withheld	Broker Non-Votes
Gary W. Feiner	13,331,563	8,228,597	21,702,187

Proposal 2: Ratification of the appointment of Farber Hass Hurley LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

Votes For	Votes Against	Abstentions
38,331,020	4,600,560	330,767

Proposal 3: Advisory vote to approve the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,069,660	7,118,001	372,499	21,702,187

Proposal 4: Advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
15,850,158	496,203	3,704,905	1,508,894	21,702,187

Proposal 5:  Approval of the Company’s Amended and Restated 2013 Equity Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,199,206	5,041,147	319,807	21,702,187

(c)

While the Board recommended conducting the vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers (“Say-on-Pay Vote”) every three years, the Company’s stockholders approved by a majority of the votes cast at the Annual Meeting, on an advisory basis, the holding of the Say-on-Pay Vote annually. In light of this vote, the Company decided that it would hold the Say-on-Pay Vote every one year until the next required stockholder vote on the frequency of the Say-on-Pay Vote.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description	Incorporated by Reference Herein				Filed Herewith
		Form	Exhibit No.	Filing Date	File No.
10.1	Amended and Restated 2013 Equity Incentive Plan.	S-8	10.1	June 15, 2023	333-272677
104	Cover Page Interactive Data File, formatted in inline XBRL.					X

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VirnetX Holding Corporation

	By:	/s/ Kendall Larsen
Kendall Larsen
Chief Executive Officer
Dated: June 20, 2023